Hartford Life Insurance Company Separate Account Three:

333-119414	The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
333-119419	Director M Access
333-119415	The Director M Edge
333-119422	The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
333-119417	The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook

Hartford Life and Annuity Company Separate Account Three:

333-119418	The Director M
Wells Fargo Director M
333-119423	Director M Access
333-119420	The Director M Edge
333-119416	The Director M Plus
333-119421	The Director M Outlook
Wells Fargo Director M Outlook

Supplement Dated October 7, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated October 7, 2008 to your Prospectus

The Board of Trustees of the AllianceBernstein Variable Products Series Fund, Inc. approved the liquidation and termination of the AllianceBernstein Global Research Growth Portfolio (“Portfolio”). Upon completion of the liquidation, the Portfolio will no longer be available. As a result, effective as of the close of business on or about February 13, 2009, any Contract Value allocated to the corresponding Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective February 12, 2009. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective February 12, 2009, any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated. Automatic Income Programs will continue uninterrupted. On or about February 13, 2009, Automatic Income Programs withdrawing money from the affected Sub-Accounts will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the liquidation and termination of the Portfolio, all references to the Portfolio in the prospectus are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-7861